Exhibit 10.1

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS (“BLUE SKY LAWS”), AND MAY NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH TRANSFER, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) has been entered into as of February 5, 2019 (the “Effective Date”), by and among AmpliPhi Biosciences Corporation, a Washington corporation (the “Company”), C3J Therapeutics, Inc., a Washington corporation (“Ceres”), and the individuals and/or entities listed on Exhibit A attached hereto (each, an “Investor” and collectively, the “Investors”).

RECITALS

A.           Reference is made to that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of the Effective Date, by and among the Company, and Ceres Merger Sub, Inc., a Washington corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Ceres, pursuant to which, at the Effective Time (as defined below), Merger Sub will be merged with and into Ceres with Ceres remaining as the surviving entity and as a wholly owned subsidiary of the Company (the “Merger”). Terms used herein but not otherwise defined will have the meanings set forth in the Merger Agreement.

B.           Each Investor desires to purchase from the Company, and the Company desires to sell to each Investor, that number of shares of the Company’s Common Stock (“Company Common Stock”) equal to the aggregate purchase price set forth opposite such Investor’s name on Exhibit A hereto divided by the Per Share Price (as defined below), rounded down to the nearest whole share, in each case pursuant to the terms and conditions of this Agreement.

1.	Purchase and Sale of the Shares by the Company.

a.           Sale and Issuance of the Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined below) each Investor shall purchase, and the Company shall sell and issue to each Investor, that number of shares of Company Common Stock equal to the aggregate purchase price set forth opposite such Investor’s name on Exhibit A hereto, divided by the Per Share Price, rounded down to the nearest whole share. The shares of Company Common Stock to be purchased by an Investor hereunder are referred to herein as such Investor’s “Shares”.

b.           Per Share Price. The “Per Share Price” shall be the amount equal to (i) $40,000,000, divided by (ii) the total number of shares of the Company Common Stock outstanding on a fully diluted, as-converted basis, assuming the conversion, exercise or settlement of all outstanding options, warrants, and restricted stock units as of immediately after the effective time of the Merger (the “Effective Time”), but excluding (A) any Shares issuable pursuant to this Agreement and (B) any shares of Company Common Stock reserved for issuance under any equity incentive plan, stock option plan or similar arrangement but for which awards have not yet been granted as of the Effective Time and any shares of Company Common Stock issuable in connection with out-of-the-money options and out-of-the-money warrants.

c.           Closing, Payment and Delivery of the Shares. Subject to fulfillment of the conditions set forth in Section 6 below, the consummation of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of Cooley LLP, 4401 Eastgate Mall, San Diego, CA 92121 (or remotely via the exchange of documents and signatures) on the day of, but immediately following, the Effective Time. Immediately after the Effective Time, each Investor shall purchase such Investor’s Shares by making payment to the Company and/or the Company’s designee by wire transfer of immediately available funds of the amount equal to the aggregate purchase price set forth opposite such Investor’s name on Exhibit A hereto (such Investor’s “Purchase Price”) in accordance with the letter of direction delivered by the Company to the Investors in the form set forth in Exhibit B hereto.

d.           Required Information. Each Investor shall provide any information as may be reasonably requested by the Company or Ceres to issue the Shares.

e.           Termination. This Agreement shall automatically terminate upon the termination of the Merger Agreement prior to the Effective Time in accordance with its terms.

f.            Delivery of Shares. At the Closing, the Company shall deliver to each Investor a copy of the irrevocable instructions to Computershare Inc., the current transfer agent of the Company, with a mailing address of 8742 Lucent Blvd., Suite 225, Highlands Ranch, CO 80129 (the “Transfer Agent”), instructing the Transfer Agent to deliver evidence of a book entry position evidencing the Shares purchased by such Investor hereunder (or, if requested by such Investor, a physical stock certificate representing the Shares purchased by such Investor).

2.            Company’s Representations and Warranties. The Company hereby represents and warrants to the Investors and Ceres as of the Effective Date and as of the Closing as follows, subject to the exceptions as are disclosed prior to the Effective Date in the Company’s reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a), 14 or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), which SEC Reports as filed prior to the Effective Date shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the SEC Reports as filed prior to the Effective Date:

a.           Organization, Good Standing and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Washington. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and sell the Shares, and to carry out the provisions of this Agreement and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

b.           Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement and the sale of the Shares, the performance of all obligations of the Company hereunder at the Closing, and the sale, issuance and delivery of the Shares pursuant hereto has been taken or will be taken prior to the Closing.

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c.           No Conflict. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate or result in a breach of or constitute a default under any contract or agreement to which the Company is a party or by which it is bound, (ii) conflict with or result in a breach of or constitute a default under any provision of the articles of incorporation or bylaws (or other charter documents) of the Company, or (iii) violate or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which the Company is subject.

d.           SEC Reports; Financial Statements. The Company has filed all SEC Reports required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2017 on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be), including in each case, the rules and regulations promulgated thereunder, and none of the SEC Reports at the time they were filed, or if amended or superseded by a filing prior to the date of this Agreement, on the date of the last such amendment or superseding filing prior to the date of this Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The certifications and statements required by (i) Rule 13a-14 under the Exchange Act and (ii) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the SEC Reports (collectively, the “Certifications”) are accurate and complete and comply as to form and content with all applicable laws, and no current or former executive officer of the Company has failed to make the Certifications required of him or her. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

e.           Capitalization. As of the Effective Date, except as set forth on Schedule 2(e)(i) hereto, under the heading “Effective Date Company Capitalization,” the authorized capital stock of the Company and the issued and outstanding securities of the Company, including any subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company, are set forth in Section 3.6 of the Merger Agreement. All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Based on and subject to the consummation of the Closing and the purchase of Shares by each of the Investors as contemplated herein, Schedule 2(e)(ii) hereto, under the heading “Closing Date Company Capitalization,” sets forth the capitalization of the Company immediately following the Closing, including Company Common Stock and any subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company.

f.            Absence of Litigation. As of the Effective Date, neither the Company nor any of its directors is engaged in any material litigation, administrative, mediation or arbitration proceedings or other proceedings or hearings before any statutory or governmental body, department, board or agency and is not the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body that, in each case, is required to be disclosed in the SEC Reports and is not so disclosed. As of the Effective Date, no such material proceedings, investigation or inquiry are pending or, to the Company’s knowledge, threatened against the Company.

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g.           Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with its business and which the failure to so have could have a material adverse effect on the Company or its business (collectively, the “Intellectual Property Rights”). To the knowledge of the Company, all material Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any material Intellectual Property Rights.

h.           Valid Issuance. The Shares, when issued and paid for pursuant to this Agreement, will be duly and validly issued, fully paid and non-assessable and will be free of restrictions on transfer other than restrictions on transfer contemplated by this Agreement and under applicable state and federal securities laws.

i.            Absence of Undisclosed Liabilities. As of the date hereof, the Company does not have any Liability of a type required to be recorded or reflected on a balance sheet or disclosed in the footnotes thereto under GAAP, except for: (a) Liabilities disclosed, reflected or reserved against in the Parent Balance Sheet; (b) Liabilities that have been incurred by the Company since the date of the Parent Balance Sheet in the Ordinary Course of Business; (c) Liabilities for performance of obligations of the Company under Parent Contracts; (d) Liabilities incurred in connection with the Contemplated Transactions; (e) Liabilities which would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect; and (f) Liabilities described in Section 3.9 of the Parent Disclosure Schedule to the Merger Agreement.

j.            Affiliate Status. As of immediately following the Closing, based on the facts and circumstances known to the Company as of the Effective Date and assuming no change to such facts or circumstances following the Effective Date, the Company acknowledges and agrees that it would not consider any of the Investors to be an affiliate of the Company under the Securities Act or the Exchange Act.

3.            Investor Representations and Warranties. Each Investor, severally and not jointly, represents and warrants (solely as to itself) to the Company and Ceres that:

a.           Requisite Power and Authority. Such Investor has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on such Investor’s part required for the lawful execution and delivery of this Agreement has been or will be taken prior to the Closing.

b.           No Conflict, Breach, Violation or Default. The execution, delivery and performance of this Agreement by such Investor will not (i) conflict with or result in a material breach or material violation of (a) any of the terms and provisions of, or constitute a material default under, its organizational documents, as in effect as of immediately prior to the Closing, or (b) any law or order of any governmental agency or body or any court, domestic or foreign, in each case having jurisdiction over such Investor or any of its assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance or other adverse claim upon any of the properties or assets of such Investor or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, indenture or instrument to which such Investor is a party; except in the case of clauses (i)(b) and (ii) such as would not have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

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c.           Investment Intent. The Shares being acquired by such Investor are being acquired for investment for such Investor’s accounts, and not with a view to, or for resale in connection with, any distribution thereof in the United States, and such Investor has no present intention of selling or distributing any Shares in the United States. Such Investor understands that such Investor’s Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein. For the avoidance of doubt, this Section 3(c) is not intended to restrict such Investor’s ability to transfer its Shares outside the United States pursuant to Regulation S promulgated under the Securities Act.

d.           Access to Data. Each such Investor has had an opportunity to discuss the Company’s and Ceres’s business, management and financial affairs with the their respective management teams and to obtain any additional information which such Investor has deemed necessary or appropriate for deciding whether or not to purchase its Shares. Each of such Investor acknowledges that no representations or warranties, oral or written, have been made by the Company, Ceres or any agent thereof with respect to the matters set forth herein except as set forth in this Agreement. Each of such Investor acknowledges that it has had an opportunity to review the SEC Reports and has received (and has an opportunity to review) the Merger Agreement.

e.           No Fairness Determination. Such Investor is aware that no federal, state or other agency has made any finding or determination as to the fairness of the investment, nor made any recommendation or endorsement of such Investor’s Shares.

f.            Knowledge And Experience. Such Investor has such knowledge and experience in financial and business matters, including investments in companies that are similar to the Company and Ceres, that such entity or individual is capable of evaluating the merits and risks of the investment in the Shares and it is able to bear the economic risk of such investment. Such Investor is an “accredited” investor as that term is defined under Regulation D promulgated under the Securities Act, and as set forth on Exhibit C attached hereto. Further, such Investor has such knowledge and experience in financial and business matters such that it is capable of utilizing the information made available in connection with the offering of the Shares, of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect to the Shares. Neither such Investor, nor any person or entity with whom such Investor will share beneficial ownership of the Shares, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

g.           General Solicitation. Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

h.           Residence. Such Investor’s principal place of business or residence is and its investment decisions are made in the jurisdiction identified in the address or other jurisdiction set forth on the signature page.

i.            Beneficial Ownership. Except as otherwise disclosed to the Company and Ceres prior to the Effective Date, as of the Effective Date such Investor does not beneficially own any voting capital stock, or instruments exercisable or exchange for voting capital stock, of the Company or Ceres.

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j.            No Illegal Transactions. Each Investor has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the transactions contemplated by this Agreement or the Merger Agreement or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that Investor was first contacted by either the Company, Ceres or any other person regarding the transactions contemplated by this Agreement or the Merger Agreement or an investment in the Company Common Stock. Each Investor covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the transactions contemplated by this Agreement or the Merger Agreement or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement and the Merger Agreement are publicly disclosed by the Company. Each Investor covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will deliver the Shares to close out or repay the borrow associated with any Short Sale executed by it, except in compliance with applicable law. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Exchange Act, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this paragraph, subject to such Investor’s compliance with its obligations under the U.S. federal securities laws and such Investor’s respective internal policies, (a) “Investor” shall not be deemed to include any employees, subsidiaries or affiliates of such Investor that are effectively walled off by appropriate “Chinese Wall” information barriers approved by such Investor’s respective legal or compliance department (and thus have not been privy to any information concerning the transactions contemplated by this Agreement or the Merger Agreement), and (b) the foregoing representations and covenants of this paragraph shall not apply to any transaction by or on behalf of Investor that was effected without the advice or participation of, or such Investor’s receipt of information regarding the transactions contemplated by this Agreement or the Merger Agreement.

k.          Restricted Securities. Each Investor understands that the Shares are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. Each Investor represents that such Investor is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Each Investor understands that the certificates evidencing the Shares may bear one or all of the legends set forth under Section 5(a) (or substantially similar legends):

l.            No Brokers. The Investor has not incurred, and will not incur in connection with the purchase of the Shares, any brokerage or finders’ fees, or agents’ commissions or similar liabilities.

4.            Ceres Representations and Warranties. Ceres hereby represents and warrants to the Investors as of the Effective Date and as of the Closing as follows:

a.           Organization, Good Standing and Qualification. Ceres is a corporation duly organized and validly existing under the laws of the State of Washington. Ceres has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to carry on its business as presently conducted and, upon the requisite approval of Ceres’s stockholders of the Merger and the transactions contemplated herein, to carry out the provisions of this Agreement. Ceres is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on Ceres or its business.

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b.           Authorization; Binding Obligations. All corporate action on the part of Ceres, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of Ceres hereunder has been taken or will be taken as of immediately prior to the Effective Time.

c.           No Conflict. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate or result in a breach of or constitute a default under any contract or agreement to which Ceres is a party or by which it is bound, (ii) conflict with or result in a breach of or constitute a default under any provision of the certificate of incorporation or bylaws (or other charter documents) of Ceres, or (iii) violate or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which Ceres is subject.

d.           Capitalization. As of the Effective Date, the authorized capital stock of Ceres and the issued and outstanding securities of Ceres, including any subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of Ceres, are set forth in Section 2.6 of the Merger Agreement, except as set forth on Schedule 4(d) hereto delivered on the Effective Date under the heading “Effective Date Ceres Capitalization”. All of the outstanding shares of common stock of Ceres have been duly authorized and validly issued, and are fully paid and nonassessable.

e.           Absence of Litigation. As of the Effective Date, neither Ceres nor any of its directors is engaged in any material litigation, administrative, mediation or arbitration proceedings or other proceedings or hearings before any statutory or governmental body, department, board or agency and is not the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body. As of the Effective Date, no such material proceedings, investigation or inquiry are pending or, to Ceres’s knowledge, threatened against Ceres.

f.            Intellectual Property. Ceres has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as necessary or required for use in connection with its business and which the failure to so have could have a material adverse effect on Ceres or its business (collectively, the “Ceres Intellectual Property Rights”). To Ceres’s knowledge, all material Ceres Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any material Ceres Intellectual Property Rights.

5.	Restrictions on Transfer.

a.           Each instrument evidencing the Shares which may be purchased or acquired hereunder and any other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (unless no longer required in the opinion of the counsel for the Company or Ceres, as applicable) shall be imprinted with a legend substantially in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS PURSUANT TO EXEMPTIONS IN THE VARIOUS JURISDICTIONS WHERE THEY ARE BEING SOLD.

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b.           Any certificate or book-entry evidence of the Shares shall not contain any legend (including the legend set forth in Section 5(a) above), (i) while a registration statement covering the resale of such Shares is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144, (iii) if such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the effective date of any registration statement if required by the Transfer Agent to effect the removal of the legend hereunder.

c.           At the Closing, each Investor and the Company will enter into the Registration Rights Agreement in the form attached as Exhibit D to hereto (the “Registration Rights Agreement”).

6.             Conditions to Closing.

a.           The obligation of the Investors to consummate the transactions contemplated herein at the Closing is subject to the satisfaction on or before the date of the Closing of the following conditions, all or any of which may be waived in writing by an Investor as to its obligation to consummate the transaction so contemplated:

i.            Performance. The Company and Ceres shall have performed in all material respects all obligations, covenants and agreements herein required to be performed by the Company and Ceres on or prior to the Closing.

ii.           Authorization of Issuance. The Company’s board of directors shall have authorized the issuance and sale of the Shares to the Investors pursuant to this Agreement.

iii.          Consents and Approvals. The Company and Ceres shall have obtained any and all (A) governmental or regulatory consents, approvals or authorizations and (B) shareholder approvals, in each case as required in connection with the obligations to be performed by the Company and Ceres on or prior to the Closing, including under the rules and regulations of NYSE American or such other New York Stock Exchange market on which shares of the Company are then listed.

iv.         Consummation of Merger. The Merger shall have been consummated such that the Effective Time shall have occurred.

v.           Representations and Warranties; Disclosure Schedules. The representations and warranties of the Company and Ceres contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the representations and warranties of the Company and Ceres contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date. The Company may deliver to the Investors and Ceres an updated Schedule 2(e)(ii) at any time, or from time to time, prior to the Closing in order to update the information therein, provided that such updated Schedule 2(e)(ii) may only reflect the following changes: (i) any exercise after the date hereof of any Parent Options that are outstanding as of the date hereof, (ii) any forfeiture after the date hereof of any awards granted pursuant to the Parent Stock Plans that are outstanding as of the date hereof or (iii) any exercise after the date hereof of any Parent Warrants outstanding as of the date hereof.

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vi.         Registration Rights Agreement. The Registration Rights Agreement shall have been duly executed by the Company and delivered to such Investor.

b.           The obligations of the Company and Ceres to each Investor to consummate the transactions contemplated herein at the Closing are subject to the satisfaction on or before the date of the Closing of the following conditions, all or any of which may be waived in writing by the Company and Ceres as to their respective obligations to consummate the transaction so contemplated:

i.            Performance. Such Investor shall have performed in all material respects all obligations, covenants and agreements herein required to be performed by such Investor on or prior to the Closing.

ii.         Representations and Warranties. The representations and warranties of such Investor contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the representations and warranties of such Investor contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date.

iii.         Merger. The Merger shall have been consummated such that the Effective Time will have occurred.

7.             Reliance. Each Investor hereby acknowledges that the Company and Ceres are relying on the accuracy of the representations and warranties set forth in Section 3 hereof to establish compliance with U.S. federal and state securities laws. If any such warranties or representations are not true and accurate in any respect as of the Closing with respect to an Investor, such Investor shall so notify the Company (and, if such notice is given prior to the Effective Time, Ceres) in writing immediately.

8.             Miscellaneous.

a.           Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby for a period of one year.

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b.           Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing set forth in this Agreement shall be construed to confer upon or give to any person (including any direct or indirect creditors) any rights or remedies under or by reason of this Agreement or to confer upon or give to any person any rights or remedies against any person other than the undersigned under or by reason of this Agreement. The exercise of any right to enforce this Agreement does not in itself give rise to any other rights or remedies, monetary or otherwise. Neither the rights nor the obligations of an Investor, the Company or Ceres under this Agreement may be assigned or delegated, in whole or in part, directly or indirectly, by operation of law or otherwise, without the prior written consent of the Investors purchasing a majority of the Shares (“Majority Investors”), the Company and Ceres; provided, however, that the obligations of an Investor under this Agreement may be assigned by such Investor to one or more of its Affiliates that agree to assume such Investor’s obligations hereunder, provided that such Investor shall remain obligated to perform its obligations hereunder to the extent not performed by such Affiliate(s).

c.           Entire Agreement. This Agreement and the Exhibits and Schedules attached hereto (and, as between the Company and Ceres, the Merger Agreement) constitute the entire agreement and understanding between the parties with respect to the subject matters herein, and supersede and replace any prior agreements and understandings, whether oral or written between and among them with respect to such matters. The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the written consent of the Company, Ceres and the Majority Investors.

d.           Title and Subtitles. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

e.           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

f.            Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the King County West Division of the State of Washington or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Washington or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Washington; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 8(f); (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party hereto; and (e) irrevocably and unconditionally waives the right to trial by jury.

g.           Venue. Any action, arbitration, or proceeding arising directly or indirectly from this Agreement or any other instrument or security referenced herein shall be litigated or arbitrated, as appropriate, in the Court of Chancery of the State of Washington or, if jurisdiction over the matter is vested exclusively in the federal courts, the United States District Court for the District of Washington.

h.           Authority; Signatories. The individual executing and delivering this Agreement on behalf of each Investor has been duly authorized and is duly qualified to execute and deliver this Agreement in connection with the Shares and the signature of such individual is binding upon such Investor.

10

i.            Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed properly delivered, given and received: (a) if delivered by hand, when delivered; (b) if sent on a Business Day (as defined below) by email before 11:59 p.m. (recipient’s time), when transmitted; (c) if sent by email on a day other than a Business Day, or if sent by email after 11:59 p.m. (recipient’s time), on the Business Day following the date when transmitted; (d) if sent by registered, certified or first class mail, the third Business Day after being sent; and (e) if sent by overnight delivery via a national courier service, one Business Day after being sent, in each case to the address set forth on the signature page hereof for each Investor and with respect to the Company and Ceres at their respective principal places of business (or to such other address as such party shall have specified in a written notice given to the other parties hereto). For the purposes of this Agreement, “Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to remain closed for the entirety of such day.

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11

IN WITNESS WHEREOF, the parties hereto have executed this Share Purchase Agreement effective as of the day and year first set forth above.

INVESTOR:

By:
(Signature)
Name:
Title:

Address:

IN WITNESS WHEREOF, the parties hereto have executed this Share Purchase Agreement effective as of the day and year first set forth above.

THE COMPANY

AmpliPhi Biosciences Corporation

By:
Name:
Title:

Address:

__________________________

__________________________

__________________________

Attn: _____________________

IN WITNESS WHEREOF, the parties hereto have executed this Share Purchase Agreement effective as of the day and year first set forth above.

CERES

C3J Therapeutics, Inc.

By:
Name:
Title:

Address:

Attn:

Schedule 2(e)(i)

Effective Date Company Capitalization

No changes.

Schedule 2(e)(ii)

Closing Date Company Capitalization

The following pro forma capitalization table is based on the respective capitalizations of the Company and Ceres and gives pro forma effect to the issuance of shares of Company Common Stock at the Effective Time and the issuance of the Shares pursuant to this Agreement immediately following the Effective Time (assuming that all Investors purchase Shares at the Closing as set forth on Exhibit A to this Agreement).

Entity	Current Shares OS	Shares OS after Merger Exchange Ratio	New Investment at Merger	Additional Shares	Total Pro Forma Common Shares	% of OS Common	Stock Options OS	Warrants OS	Total Fully Diluted	% of Fully Diluted
Delta Dental of Wisconsin(1)	22,542,995	15,537,697	$5,000,000	13,938,897	29,476,594	21.2%			29,476,594	17.4%
Delta Dental of California	14,027,110	9,668,147	$1,500,000	4,181,669	13,849,816	9.9%			13,849,816	8.2%
Delta Dental of South Dakota	3,869,251	2,666,147	$3,500,000	9,757,228	12,424,099	8.9%			12,424,099	7.3%
All other C3J investors	64,360,762	44,360,478			44,360,478	31.8%	2,766,675	-	47,127,153	27.9%
Restricted Stock Awards (RSA's)	8,450,712	5,824,630			5,824,630	4.2%			5,824,630	3.4%
Subtotal	113,250,830	78,057,823		27,877,794	105,935,617	76.0%	2,766,675	-	108,702,292	64.3%
All AmpliPhi Investors	33,453,353	33,453,353		-	33,453,353	24.0%	1,150,065	25,801,841	60,405,259	35.7%
Total	146,704,183	111,511,176	$10,000,000	27,877,794	139,388,970	100%	3,916,740	25,801,841	169,107,551	100%

(1) This number includes 9,703,704 shares held by Wyssta Investments, Inc., a wholly owned subsidiary of Delta Dental of Wisconsin.

Assumes a 70/30 split (using treasury stock method) and valuations of $28M and $12M for C3J and AmpliPhi, respectively

Note-C3J RSA's are currently unvested but will begin to vest upon the Merger closing

Schedule 4(d)

Effective Date Ceres Capitalization

No changes.

Exhibit A

SCHEDULE OF INVESTORS

Name	Aggregate Purchase Price
Delta Dental of Wisconsin	$5,000,000
Delta Dental of South Dakota	$3,500,000
Delta Dental of California	$1,500,000
Total:	$10,000,000

Exhibit B

Form of Letter of Direction

Dated: [____]

[INVESTOR]

___________________________

___________________________

___________________________

Ladies and Gentlemen:

Reference is hereby made to (1) that certain Share Purchase Agreement (the “Share Purchase Agreement”), dated as of February 5, 2019, by and among AmpliPhi Biosciences Corporation, a Washington corporation (the “Company”), C3J Therapeutics, Inc., a Washington corporation (“Ceres”), and the individuals and/or entities listed on Exhibit A attached thereto, and (2) that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among the Company, Ceres Merger Sub, Inc., a Washington corporation and wholly owned subsidiary of the Company, and Ceres. Terms not otherwise defined, will have the meanings set forth in the Share Purchase Agreement.

Pursuant to the terms of the Share Purchase Agreement, you will purchase or cause to be purchased the Shares immediately following the Effective Time (as defined in the Merger Agreement) in exchange for the payment of immediately available funds in the amount set forth opposite your name on Exhibit A of the Share Purchase Agreement (the “Purchase Price”) to the Company.

The Company hereby irrevocably authorizes and directs you to disburse or cause to be disbursed the Purchase Price directly to the Company pursuant to the following wire transfer instructions:

[COMPANY WIRE INSTRUCTIONS]

This Letter of Direction shall be governed by and construed in accordance with laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles or conflicts of law thereof.

[Signature Page Follows]

Very truly yours,

[COMPANY]

By:
Name:
Title:

Exhibit C

Investor is an “accredited investor” as that term is defined in Regulation D promulgated by the Securities and Exchange Commission. The term “Accredited Investor” under Regulation D refers to:

•	A person or entity who is a director or executive officer of the Company;

•	Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Securities Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

•	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

•	Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

•	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (exclusive of his or her principal residence);

•	Any natural person who had an individual income in excess of $200,000 during each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

•	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

•	Any entity in which all of the equity owners are accredited investors.

As used in this Exhibit C, the term “net worth” means the excess of total assets over total liabilities excluding any primary residence. As used in this Exhibit C, “income” means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income: any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

Exhibit D

FORM OF REGISTRATION RIGHTS AGREEMENT

[COMPANY]1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of [_______________], 2019, by and among [COMPANY], a Washington corporation (the “Company”), and the other parties hereto (each, a “Holder” and collectively, the “Holders”). The Company and the Holders are referred to collectively herein as the “Parties.”

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties agree as follows:

1.          Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made; provided, that for purposes of this Agreement, no Holder shall be deemed an Affiliate of the Company or any of its Subsidiaries. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Approved Transferee” means any Affiliate of any Holder who acquires Registrable Securities from such Holder.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to remain closed for the entirety of such day in New York, New York.

“Chosen Courts” has the meaning set forth in Section 7(d).

“Close of Business” means 5:00 p.m. Eastern Time.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Company” has the meaning set forth in the preamble.

“Company Common Stock” means the shares of common stock, par value $0.01 per share, of the Company.

“Company Indemnified Persons” has the meaning set forth in Section 5(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

1 Note: To reflect Company name post-merger.

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-1 Shelf” has the meaning set forth in Section 2(a).

“Form S-3 Shelf” has the meaning set forth in Section 2(a).

“Holder” has the meaning set forth in the preamble. A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Securities.

“Holder Indemnified Persons” has the meaning set forth in Section 5(b).

“Holders of a Majority of Included Registrable Securities” means Holders of a majority of the Registrable Securities included in the Registration Statement.

“Indemnified Persons” has the meaning set forth in Section 5(b).

“Losses” has the meaning set forth in Section 5(a).

“Merger Agreement” means the Agreement and Plan of Merger and Reorganization, dated as of January 3, 2019, by and among AmpliPhi Biosciences Corporation, Ceres Merger Sub, Inc., a Washington corporation, and C3J Therapeutics, Inc., a Washington corporation.

“Merger Effective Time” means the Effective Time as defined in the Merger Agreement.

“Parties” has the meaning set forth in the preamble.

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or known to the Company to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A), all amendments and supplements to the Prospectus, including post-effective amendments, all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (a) any Company Common Stock originally issued to the Holder pursuant to the Share Purchase Agreement, (b) any securities issued or issuable with respect to, on account of or in exchange for Company Common Stock described in clause (a), whether by stock split, stock dividend, recapitalization, merger, consolidation or other reorganization, charter amendment or otherwise and (c) any options, warrants or other rights to acquire, and any securities received as a dividend or distribution in respect of, any of the securities described in clauses (a) and (b) above, in each case that are held by the Holders and their Affiliates or any transferee or assignee of any Holder or its Affiliates, all of which securities are subject to the rights provided herein until such rights terminate pursuant to the provisions of this Agreement. As to any particular Registrable Securities, such securities shall not be Registrable Securities when (i) a Registration Statement registering such Registrable Securities under the Securities Act has been declared effective and such Registrable Securities have been sold, transferred or otherwise disposed of by the Holder thereof pursuant to such effective Registration Statement, (ii) such Registrable Securities are sold, transferred or otherwise disposed of pursuant to Rule 144, (iii) such securities cease to be outstanding, or (iv) such securities have become eligible for sale by the applicable Holder pursuant to Rule 144 without any restriction on the volume or manner of such sale and all restrictive legends and stop transfer instructions have been removed with respect to all book entries representing the applicable Registrable Securities.

“Registration Expenses” means all expenses incurred by the Company in complying with Section 2.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

“Registration Statement” means a registration statement of the Company filed with or to be filed with the Commission under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Related Person” has the meaning set forth in Section 7(m).

“Representatives” of a Holder means its partners, shareholders, members, directors, officers, employees, agents, counsel, accountants, consultants, investment advisers or other professionals or representatives, or its affiliates or wholly owned subsidiaries.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 145” means Rule 145 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 430A” means Rule 430A promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 433” means Rule 433 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Seasoned Issuer” means an issuer eligible to use Form S-3 under the Securities Act and who is not an “ineligible issuer” as defined in Rule 405.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and related legal and other fees of a Holder not included within the definition of Registration Expenses.

“Share Purchase Agreement” means that certain Share Purchase Agreement, dated February 5, 2019, by and among AmpliPhi Biosciences Corporation, C3J Therapeutics, Inc. and the other individuals and/or entities listed on Exhibit A thereto.

“Shelf Period” has the meaning set forth in Section 2(a).

“Shelf Registration” means the registration of an offering of Registrable Securities on a Form S-1 Shelf or a Form S-3 Shelf, as applicable, on a delayed or continuous basis under Rule 415, pursuant to Section 2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Subsidiary” means, when used with respect to any Person, any corporation or other entity, whether incorporated or unincorporated, (a) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership) or (b) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other entity is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

“Suspension Period” has the meaning set forth in Section 2(b).

“Trading Market” means the principal national securities exchange in the United States on which Registrable Securities are (or are to be) listed.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections, paragraphs and clauses refer to Sections, paragraphs and clauses of this Agreement; (c) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall be deemed to refer to such law or statute as amended or supplemented from time to time and shall include all rules and regulations and forms promulgated thereunder, and references to any law, rule, form or statute shall be construed as including any legal and statutory provisions, rules or forms consolidating, amending, succeeding or replacing the applicable law, rule, form or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated. Each of the Parties hereto acknowledges that each Party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any Party hereto because one is deemed to be the author thereof.

2.	Registration.

(a)          Shelf Registration. No later than sixty (60) days after the Merger Effective Time, the Company shall file a Registration Statement for a Shelf Registration covering the resale of the Registrable Securities with the SEC for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders of a majority of the Registrable Securities may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (or any successor to Form S-3) covering the resale of all of the Registrable Securities held by the Holders (the “Form S-3 Shelf”), or if the Company is not a Seasoned Issuer at the time of filing, the Company shall file a Registration Statement for a Shelf Registration on Form S-1 (or any successor to Form S-1) (the “Form S-1 Shelf” and, together with the Form S-3 Shelf, the “Shelf Registration Statement”). Subject to the terms of this Agreement, including any applicable Suspension Period, the Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event (x) no later than the fifteenth (15th) day following the filing of the Shelf Registration Statement in the event of no “review” by the Commission, (y) no later than the sixtieth (60th) day following the filing of the Shelf Registration Statement in the event of “limited review” by the Commission, or (z) in the event of a “review” by the Commission, the one hundred and twentieth (120th) day following the filing of the Shelf Registration Statement (the number of days in (x), (y) and (z) each being a “Review Period,” depending on the nature of the Commission’s review, and provided, for any days during the period following the initial filing of the Shelf Registration Statement and prior to the effectiveness of the Shelf Registration Statement, the Commission is unable to review or declare effective registration statements filed with the Commission due to a shutdown or partial shutdown of the U.S. Government (such days, “Tolled Days”), the applicable number of days in such Review Period shall be extended by the number of Tolled Days), and shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement are no longer Registrable Securities, including (the period during which the Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act in accordance with this clause (i), the “Shelf Period”). The Company shall notify the Holders named in the Shelf Registration Statement via facsimile or by e-mail of the effectiveness of the Shelf Registration Statement as promptly as practicable, and in any event within twenty-four (24) hours, after the Company telephonically or otherwise confirms effectiveness with the Commission. The Company shall file a final Prospectus with the Commission to the extent required by Rule 424. The “Plan of Distribution” section of such Shelf Registration Statement shall provide for all permitted means of disposition of Registrable Securities, including firm-commitment underwritten public offerings, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering. Notwithstanding anything to the contrary contained herein, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (A) inform each of the Holders thereof, (B) use its reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (C) withdraw the Initial Registration Statement and file a new Registration Statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (B) or (C) above, the Company will use its reasonable efforts to file with the Commission, as promptly as allowed by the Commission, one or more Registration Statements on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”). Notwithstanding any other provision of this Agreement, if the Commission limits the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), any required cutback of Registrable Securities shall be applied to the Holders pro rata in accordance with the number of such Registrable Securities sought to be included in such Registration Statement by reference to the amount of Registrable Securities purchased by such Holder pursuant to the Share Purchase Agreement as set forth opposite such Holder’s name on Exhibit A thereto (and in the case of a subsequent transfer, the initial Holder’s transferee) relative to the aggregate amount of all Registrable Securities.

(b)          Suspension Period. Notwithstanding any other provision of this Section 2, the Company shall have the right, but not the obligation, to defer the filing of (but not the preparation of), or suspend the use by the Holders of, any Registration Statement for a period of up to sixty (60) days (unless a longer period is consented to by Holders of a Majority of Included Registrable Securities) (i) upon issuance by the Commission of a stop order suspending the effectiveness of such Registration Statement with respect to Registrable Securities or the initiation of proceedings with respect to such Registration Statement under Section 9(d) or 8(e) of the Securities Act; (ii) if the Company believes in good faith that any such registration or offering (x) should not be undertaken because it would reasonably be expected to materially interfere with any material corporate development or plan of the Company or (y) would require the Company (after consultation with external legal counsel), under applicable securities laws and other laws, to make disclosure of material nonpublic information that would not otherwise be required to be disclosed at that time and the Company believes in good faith that such disclosures at that time would not be in the Company’s best interests; provided that this exception (y) shall continue to apply only during the time that such material nonpublic information has not been disclosed and remains material; (iii) if the Company elects at such time to offer Company Common Stock or other equity securities of the Company to (x) fund a merger, third-party tender offer or other business combination, acquisition of assets or similar transaction or (y) meet rating agency and other capital funding requirements; or (iv) if the Company is pursuing a primary underwritten offering of Company Common Stock pursuant to a registration statement (any such period, a “Suspension Period”); provided, that in no event shall the Company declare a Suspension Period more than three times in any twelve (12) month period. The Company shall (i) give prompt written notice to the Holders of its declaration of a Suspension Period and of the expiration or termination of the relevant Suspension Period and (ii) promptly resume the process of filing or requesting for effectiveness, or update the suspended Registration Statement, as the case may be, as may be necessary to permit the Holders to offer and sell their Registrable Securities in accordance with applicable law.

(c)          Required Information. The Company may require each Holder of Registrable Securities as to which any Registration Statement is being filed or sale is being effected to furnish to the Company such information regarding the intended method of distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing (provided that such information shall be used only in connection with such registration) and the Company may exclude from such registration or sale the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time after receiving such request. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(d)          Cessation of Registration Rights. All registration rights granted under this Section 2 shall continue to be applicable with respect to any Holder until such Holder no longer holds any Registrable Securities.

3.            Registration Procedures. The procedures to be followed by the Company and each participating Holder to register the sale of Registrable Securities pursuant to a Registration Statement in accordance with this Agreement, and the respective rights and obligations of the Company and such Holders with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:

(a)          The Company will (i) prepare and file a Registration Statement with the Commission (within the time period specified in Section 2(a)) which Registration Statement (A) shall be on a form required by this Agreement (or if not so required, selected by the Company) for which the Company qualifies, (B) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution, and (C) shall comply as to form in all material respects with the requirements of the applicable form and include and/or incorporate by reference all financial statements required by the Commission to be filed therewith, (ii) use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the period provided under Section 2(a), (iii) use its commercially reasonable efforts to prevent the occurrence of any event that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of the Registrable Securities registered pursuant thereto (during the period that such Registration Statement is required to be effective as provided under Section 2(a)), and (iv) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement, (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the Commission and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (provided, however, the Company shall have no liability for any information furnished in writing by or on behalf of a Holder to the Company specifically for inclusion in (including by incorporation by reference) any such Registration Statement that has not been corrected in a subsequent writing to the Company prior to the filing or other disclosure of such information). The Company will, (1) at least three (3) Business Days prior to the anticipated filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any documents incorporated by reference therein), furnish to such Holders and such Holders’ counsel copies of all such documents proposed to be filed and make such representatives of the Company as shall be reasonably requested by the Holders available for discussion of such documents, (2) use its commercially reasonable efforts to address in each such document prior to being so filed with the Commission such comments as each such Holder or its counsel reasonably shall propose within two (2) Business Days of receipt of such copies by the Holders and (3) not file any Registration Statement or any related Prospectus or any amendment or supplement thereto containing information regarding a participating Holder to which such participating Holder objects, unless such information is required by applicable law or regulation.

(b)          The Company will as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as (A) may be reasonably requested by any Holder of Registrable Securities covered by such Registration Statement necessary to permit such Holder to sell in accordance with its intended method of distribution or (B) may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for the period provided under Section 2(a) in accordance with the intended method of distribution and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders, (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond to any comments received from the Commission with respect to each Registration Statement or Prospectus or any amendment thereto, and (iv) as promptly as reasonably practicable, provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement or Prospectus other than any comments that the Company determines in good faith would result in the disclosure to such Holders of material non-public information concerning the Company that is not already in the possession of such Holder.

(c)          The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act (including Regulation M under the Exchange Act) with respect to each Registration Statement and the disposition of all Registrable Securities covered by each Registration Statement.

(d)          The Company will notify such Holders that hold Registrable Securities as promptly as reasonably practicable: (i)(A) when a Registration Statement, any pre-effective amendment, any Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each Holder and its counsel, other than information which the Company determines in good faith would constitute material non-public information that is not already in the possession of such Holder); and (C) with respect to each Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental or regulatory authority for amendments or supplements to a Registration Statement or Prospectus or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the Commission or any such authority relating to, or which may affect, the Registration Statement; (iii) of the issuance by the Commission or any other governmental or regulatory authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or preventing or suspending the use of any Prospectus or the initiation or threatening of any Proceedings for such purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; or (v) of the occurrence of any event that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or if, as a result of such event or the passage of time, such Registration Statement, Prospectus or other documents requires revisions so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or if, for any other reason, it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act, which shall correct such misstatement or omission or effect such compliance.

(e)          The Company will use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any stop order or other order suspending the effectiveness of a Registration Statement, or preventing or suspending the use of any Prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as reasonable practicable, or if any such order or suspension is made effective during any Suspension Period, as soon as reasonable practicable after the Suspension Period is over.

(f)          During the Shelf Period, the Company will furnish to each selling Holder and its counsel upon their request, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such selling Holder or counsel (including those incorporated by reference) promptly after the filing of such documents with the Commission.

(g)          The Company will promptly deliver to each selling Holder and its counsel as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such selling Holder or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities by such selling Holder. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, so long as the same are used in compliance with the Securities Act and all other applicable laws and regulations.

(h)          To the extent that the Company has certificated shares of Company Common Stock, the Company will cooperate with each selling Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as each selling Holder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities pursuant to the Registration Statement.

(i)          Upon the occurrence of any event contemplated by Section 3(d)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, such that each selling Holder can resume disposition of such Registrable Securities covered by such Registration Statement or Prospectus.

(j)          The Company will use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, the Trading Market and FINRA.

(k)          Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(d) or the occurrence of a Suspension Period, such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented Prospectus or amended Registration Statement or is advised in writing by the Company that the use of the Prospectus may be resumed.

(l)          Each Holder hereby covenants with the Company (i) not to make any sale of any Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.

4.            Registration Expenses. All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 2.1(a) hereof shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

5.            Indemnification.

(a)          The Company shall indemnify and hold harmless each Holder, its partners, stockholders, equity holders, general partners, managers, members, and Affiliates and each of their respective officers and directors and any Person who controls any such Holder (within the meaning of the Securities Act or the Exchange Act) and any employee or Representative thereof (collectively, each, an “Company Indemnified Person” and collectively, “Company Indemnified Persons”), to the fullest extent permitted by law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’, accountants’ and experts’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Company Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act, the Exchange Act or otherwise (collectively, “Losses”), as incurred, arising out of, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, Prospectus (including in any preliminary prospectus (if used prior to the effective date of such Registration Statement)), or in any summary or final prospectus or in any amendment or supplement thereto or in any documents incorporated or deemed incorporated by reference in any of the foregoing or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by the Company or any of its Subsidiaries of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal, state, foreign or common law rule or regulation in connection with such Registration Statement, disclosure document or related document or report or any offering covered by such Registration Statement, and the Company shall reimburse such Company Indemnified Person for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, demand, action, suit or proceeding; provided, however, that the Company shall not be liable to any Company Indemnified Person to the extent that any such Losses arise out of, are based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or such amendment or supplement, or other disclosure document, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Company Indemnified Person specifically for use therein.

(b)          In connection with any Registration Statement filed by the Company pursuant to Section 2(a) hereof in which a Holder has registered for sale its Registrable Securities, each such selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, employees, agents and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) and any other Holder selling securities under such Registration Statement, its partners, stockholders, equity holders, general partners, managers, members, and Affiliates and each of their respective officers and directors and any Person who controls such other Holder (within the meaning of the Securities Act or the Exchange Act) and any employee or Representative thereof (collectively, “Holder Indemnified Persons”, and together with the Company Indemnified Persons, each an “Indemnified Person”, and collectively, the “Indemnified Persons”) from and against any Losses resulting from (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act, Prospectus (including in any preliminary prospectus (if used prior to the effective date of such Registration Statement)), or in any summary or final prospectus or in any amendment or supplement thereto or in any documents incorporated by reference in any of the foregoing, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by such Holder of any federal, state or common law rule or regulation relating to action or inaction in connection with any information provided by such Holder in such registration, disclosure document or related document or report in the case of clauses (i) and (ii) to the extent, but only to the extent, that such untrue statement or omission occurs in reliance upon and in conformity with any information furnished in writing by or on behalf of such Holder Indemnified Person specifically for inclusion in such registration, disclosure document or related document or report and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities thereunder, and the Holder will reimburse the Company for any legal or other expenses reasonably incurred by it in connection with investigating or defending such Losses. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation.

(c)          Any Indemnified Person under paragraph (a) or (b) of this Section 5 shall (i) give prompt written notice to the indemnifying person under paragraph (a) or (b) of this Section 5 of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying person shall not relieve the indemnifying party of its obligations hereunder except to the extent, if at all, that the indemnifying person’s ability to defend such claim (through the forfeiture of substantive rights or defenses) is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying person to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided, however, that any Indemnified Person shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (A) the indemnifying person has agreed in writing to pay such fees or expenses, (B) the Indemnified Person has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other Indemnified Persons that are different from or in addition to those available to the indemnifying person, or (C) in the reasonable judgment of any such Indemnified Person (based upon advice of its counsel) a conflict of interest may exist between such Indemnified Person and the indemnifying person with respect to such claims (in which case, if the Indemnified Person notifies the indemnifying person in writing that such Indemnified Person elects to employ separate counsel at the expense of the indemnifying person, the indemnifying person shall not have the right to assume the defense of such claim on behalf of such Indemnified Person). If any action is settled or if there be a final judgment for the plaintiff, the indemnifying person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No action may be settled without the written consent of the Indemnified Person (which consent shall not be unreasonably withheld, delayed or conditioned), provided that the consent of the Indemnified Person shall not be required if (A) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such settlement; (B) such settlement provides for the payment by the indemnifying person of money as the sole relief for such action and (C) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. It is understood that the indemnifying person or persons shall not, except as specifically set forth in this Section 5(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm (in addition to any local counsel that is required to effectively defend against any such proceeding) for all Indemnified Persons and that all such fees and expenses shall be paid or reimbursed promptly.

(d)          If the indemnification provided for in this Section 5 is held by a court of a competent jurisdiction to be unavailable to an Indemnified Person with respect to any loss, damage, claim or liability, the indemnifying party, in lieu of indemnifying such Indemnified Person thereunder, shall to the extent permitted by law, contribute to the amount paid or payable by such Indemnified Person as a result of such loss, damage, claim or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnified Person on the other in connection with the actions that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying person and of the Indemnified Person shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying person or Indemnified Person and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding sentences. Notwithstanding the provisions of this Section 5(d), no selling Holder shall be required to contribute any amount in excess of the net proceeds (after deducting the underwriters’ discounts and commissions) received by such selling Holder in the offering. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each selling Holder’s obligation to contribute pursuant to this Section 5(d) is several in the proportion that the net proceeds of the offering received by such selling Holder bears to the total net proceeds of the offering received by all such selling Holders and not joint.

(e)          The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. The obligations of the Company and Holders under this Section 5 shall survive completion of any offering of Registrable Securities pursuant to a Registration Statement and the termination of this Agreement.

6.            Facilitation of Sales Pursuant to Rule 144. The Company shall use its commercially reasonable efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act and the rules adopted by the Commission thereunder (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the written request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

7.            Miscellaneous.

(a)          Remedies. In the event of a breach by the Company or a Holder of any of its obligations under this Agreement, any Party, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Parties agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate and shall waive any requirement for the posting of a bond. No failure or delay by any Person in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(b)          Amendment; Modification; Waivers. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Company and holders of a majority of the Registrable Securities then owned by the Holders and such amendment or waiver treats all holders of capital stock equally in all respects, which writing shall specifically reference this Agreement, specify the provision(s) hereof that it is intended to amend or waive and further specify that it is intended to amend or waive such provision(s). No amendment or waiver is permitted if such amendment or waiver would adversely affect a Holder relative to the other Holders without such Holder’s written consent.

(c)          Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) upon delivery, if served by personal delivery upon the Person for whom it is intended, (b) on the third Business Day after the date mailed if delivered by registered or certified mail, return receipt requested, postage prepaid, (c) on the following Business Day if delivered by a nationally-recognized, overnight courier or (d) when delivered or, if sent after the Close of Business, on the following Business Day if sent by facsimile transmission or email with electronic confirmation, in each case, to the address set forth on the signature page of this Agreement or to such other address as may be designated in writing, in the same manner, by such Person. If to any other Person who is then a Holder, to the address of such Holder as it appears on the signature pages hereto or such other address as may be designated in writing hereafter by such Person.

(d)          Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the King County West Division of the State of Washington or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Washington or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Washington; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 7(d); (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party hereto; and (e) irrevocably and unconditionally waives the right to trial by jury.

(e)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives, and Approved Transferees.

(f)          Waiver of Venue. The Parties irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, (i) any objection that they may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 7(d) and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(g)          Waiver of Trial by Jury. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PERSON UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PERSON MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PERSON HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH ANCILLARY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(h)          Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that, if any one or more of the provisions contained in this Agreement shall be determined to be excessively broad as to activity, subject, duration or geographic scope, it shall be reformed by limiting and reducing it to the minimum extent necessary, so as to be enforceable under applicable law.

(i)          Business Days. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a day other than a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(j)          Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and supersedes any and all prior or contemporaneous discussions, agreements and understandings, whether oral or written, that may have been made or entered into by or among any of the Parties or any of their respective Affiliates relating to the transactions contemplated hereby.

(k)          Execution of Agreement. This Agreement may be executed and delivered (by facsimile, by electronic mail in Adobe Portable Document Format (.pdf) or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.

(l)          Determination of Ownership. In determining ownership of Company Common Stock hereunder for any purpose, the Company may rely solely on the records of the transfer agent for the Company Common Stock from time to time, or, if no such transfer agent exists, the Company’s stock ledger.

(m)          No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Holders may be partnerships or limited liability companies, each Holder covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Company’s or the Holder’s former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Person” and collectively, the “Related Persons”), in each case other than the Company, the Holders or any of their permitted assigns under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Persons, as such, for any obligation or liability of the Company or the Holders under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 7(m) shall relieve or otherwise limit the liability of the Company or any Holder, as such, for any breach or violation of its obligations under this Agreement or such agreements, documents or instruments.

(n)          Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than a Party and their respective successors and permitted assigns any rights, benefits or remedies of any nature whatsoever.

(o)          Headings; Section References; Signatories. All heading references contained in this Agreement are for convenience purposes only and shall not be deemed to limit or affect any of the provisions of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the date first written above.

[COMPANY]

By:

Name:

Title:

Address:

IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the date first written above.

HOLDER:

By:

Name:

Title:

Address:

HOLDER:

By:

Name:

Title:

Address: